UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 1, 2016

Starwood Hotels & Resorts Worldwide, Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland	1-7959	52-1193298
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One StarPoint, Stamford, Connecticut	06902
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 964-6000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Supplemental Disclosures

The purpose of this Current Report on Form 8-K (this “Form 8-K”) is to update and supplement the joint proxy statement/prospectus (the “Joint Proxy Statement/Prospectus”) (1) included in the Registration Statement on Form S-4, file No. 333-208684, filed by Marriott International, Inc. (“Marriott”) with the Securities and Exchange Commission (the “SEC”) and declared effective by the SEC on February 17, 2016, (2) filed by Marriott with the SEC as a prospectus on February 18, 2016, (3) filed by Starwood Hotels & Resorts Worldwide, Inc. (“Starwood”) with the SEC as a definitive proxy statement on Schedule 14A, file No. 001-07959, on February 18, 2016, and (4) mailed by Marriott and Starwood to their respective stockholders commencing on February 19, 2016. The information contained in this Form 8-K is incorporated by reference into the above-mentioned Joint Proxy Statement/Prospectus. Terms used in this Form 8-K, but not otherwise defined, shall have the meanings ascribed to such terms in the Joint Proxy Statement/Prospectus.

Starwood stockholders are encouraged to read this Form 8-K, the Current Report on Form 8-K filed by Starwood with the SEC on March 25, 2016 and the Joint Proxy Statement/Prospectus in their entirety.

To the extent that information in this Form 8-K differs from or updates information contained in the Joint Proxy Statement/Prospectus, the information in this Form 8-K shall supersede or supplement the information in the Joint Proxy Statement/Prospectus.

This Form 8-K and the documents referred to, contained in or incorporated by reference in this Form 8-K should be read in conjunction with the Joint Proxy Statement/Prospectus, the annexes to the Joint Proxy Statement/Prospectus and the documents referred to, contained in or incorporated by reference in the Joint Proxy Statement/Prospectus, including the Current Report on Form 8-K filed by Starwood with the SEC on March 25, 2016, each of which should be read in its entirety. Except as otherwise described in this Form 8-K, the exhibits to this Form 8-K or the documents referred to, contained in or incorporated by reference in this Form 8-K, the Joint Proxy Statement/Prospectus, the annexes to the Joint Proxy Statement/Prospectus and the documents referred to, contained in or incorporated by reference in the Joint Proxy Statement/Prospectus are not otherwise modified, supplemented or amended.

This Form 8-K does not affect the validity of any proxy card or voting instructions that Starwood stockholders may have previously received or delivered. If a stockholder has already submitted a proxy or voting instructions, he or she will be considered to have voted as specified in that proxy or voting instructions and does not need to take any action, unless he or she wishes to revoke his or her proxy or change his or her voting instructions.

If a stockholder still has the proxy card that was sent along with the Joint Proxy Statement/Prospectus or the duplicate proxy card that has been sent by Starwood, such stockholder may cause his or her shares to be voted at the Starwood special meeting by signing that proxy card and returning it by mail or by following the instructions on that proxy card for voting by telephone or Internet.

THE COMBINATION TRANSACTIONS

Background of the Combination Transactions

The section of the Joint Proxy Statement/Prospectus entitled “The Combination Transactions—Background of the Combination Transactions” is hereby supplemented as follows:

During the afternoon of March 26, 2016, on behalf of the Consortium, a representative of Skadden sent to Mr. Duncan, Mr. Mangas, Mr. Siegel and representatives of Cravath, Lazard and Citi an unsolicited, non-binding proposal to acquire all of the outstanding shares of common stock of Starwood for $81.00 per share in cash, an increase of $3.00 per share from the prior binding proposal submitted by the Consortium on March 18, 2016. A representative of Cravath provided a copy of the non-binding proposal letter to a representative of Gibson Dunn.

Later that afternoon, Starwood’s Board, which includes Mr. Mangas, met, with members of Starwood’s management, including Mr. Siegel and Mr. Schnaid, and with representatives of Citi, Lazard and Cravath participating, to discuss the Consortium’s unsolicited proposal. After discussion and consultation with Starwood’s legal and financial advisors, Starwood’s Board determined that the Consortium’s revised non-binding proposal was reasonably likely to lead to a Starwood Superior Proposal (as defined in the merger agreement).  This determination permitted Starwood to engage in discussions with, and provide diligence information to, the Consortium in connection with its non-binding proposal. A representative of Cravath informed a representative of Gibson Dunn of the determination made by Starwood’s Board. Following the Starwood Board’s determination, Starwood and its legal and financial advisors commenced discussions with the Consortium and its legal and financial advisors on March 26, 2016.

Early on the morning of March 27, 2016, a representative of Skadden sent to representatives of Cravath a draft merger agreement providing for the acquisition of Starwood by a special purpose vehicle to be created by the Consortium. The draft merger agreement provided for a termination fee of $450 million plus an amount equal to any fees and expenses that Starwood would be required to reimburse to Marriott pursuant to the amendment if Starwood terminated the merger agreement to enter into a transaction with the Consortium. The draft merger agreement’s other terms were substantially similar to the terms of the Consortium’s proposed merger agreement contained in its binding proposal on March 18, 2016, including that the special purpose vehicle to be created by the Consortium would reimburse Starwood for $200 million of the termination fee that would be payable to Marriott if Starwood were to terminate the merger agreement with Marriott to enter into a transaction with the Consortium.

Throughout March 27, 2016 and March 28, 2016, representatives of Cravath and Skadden discussed and negotiated the draft merger agreement and other ancillary documentation that would be included in any binding proposal that the Consortium would make.

During the afternoon of March 27, 2016, the Strategy Committee met, with members of Starwood’s management, including Mr. Mangas, Mr. Siegel and Mr. Schnaid, and representatives of Citi, Lazard and Cravath participating, to discuss the Consortium’s unsolicited proposal.

Later that afternoon, members of Strategy Committee and Mr. Wu met to discuss the Consortium’s non-binding proposal and, at this meeting, Mr. Wu increased the price per share of the Consortium’s non-binding proposal from to $81.00 per share to $82.00 per share.

Later that day, Starwood’s Board met, with members of Starwood’s management, including Mr. Siegel and Mr. Schnaid, and representatives of Citi, Lazard and Cravath participating, to further discuss the Consortium’s unsolicited proposal.

On March 28, 2016, in discussions among the Consortium, Starwood and their respective advisors, the Consortium further increased the price per share of its non-binding proposal from $82.00 per share to $82.75 per share.

Early in the morning on March 28, 2016, a representative of Skadden sent to representatives of Cravath a draft escrow agreement, pursuant to which the Consortium would place into escrow the aggregate increase in merger consideration from the Consortium’s prior binding proposal on March 18, 2016.

Prior to the opening of markets in the United States on March 28, 2016, Starwood issued a press release announcing that it had received the Consortium’s revised unsolicited proposal, which Starwood’s Board had determined was reasonably likely to lead to a Starwood Superior Proposal (as defined in the merger agreement). The press release also described that Starwood and the Consortium were continuing to discuss non-price terms of the Consortium’s proposal, and were working to finalize the other terms of a binding proposal from the Consortium, including definitive documentation.

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At 10:00 a.m. Eastern Time on March 28, 2016, the Starwood special meeting was duly convened and adjourned in accordance with Starwood’s by-laws to 10:00 a.m. Eastern Time on April 8, 2016.

At 10:00 a.m. Eastern Time on March 28, 2016, the Marriott special meeting was duly convened, Marriott stockholders approved a proposal to adjourn the Marriott special meeting, and the Marriott special meeting was adjourned to 10:00 a.m. Eastern Time on April 8, 2016.

Later on March 28, 2016, Mr. Hoffman sent Mr. Mangas a letter outlining why Marriott believed that the Combination Transactions were superior to the Consortium’s non-binding proposal.

During the afternoon of March 28, 2016, Starwood’s Board met, with members of Starwood’s management, including Mr. Siegel and Mr. Schnaid, and representatives of Citi, Lazard and Cravath participating, to discuss the status of discussions with the Consortium in respect of its unsolicited proposal. After reviewing with Starwood’s Board its fiduciary duties in considering the Consortium’s proposal, a representative of Cravath updated Starwood’s Board on the terms of the Consortium’s proposed merger agreement and related documentation.

By the evening of March 28, 2016, drafts of proposed definitive documentation, including a draft merger agreement and escrow agreement, were in substantially final form, and Starwood and its advisors expected to receive a revised binding proposal with such definitive documentation from the Consortium. Later that evening, a representative of Skadden informed a representative of Cravath that the Consortium would not be submitting a binding proposal that evening, as the Consortium was still working on matters related to the proposal.

On March 29, 2016, Mr. Wu called Mr. Mangas to say that the Consortium was considering an increase in the price of its proposal and needed “a couple of days” to finalize its proposal.

During the afternoon of March 31, 2016, a representative of Skadden informed a representative of Cravath that the Consortium would withdraw its non-binding proposal, and would not make another proposal to acquire Starwood. Later that afternoon, on behalf of the Consortium, a representative of Skadden sent Mr. Duncan, Mr. Mangas and Mr. Siegel a letter stating that the Consortium had determined to not proceed with a potential acquisition of Starwood as a result of various market considerations. Starwood then issued a press release announcing that the Consortium had withdrawn its proposal and that Starwood’s Board continues to unanimously support the Combination Transactions with Marriott.

Litigation Relating to the Combination Transactions

The sections of the Joint Proxy Statement/Prospectus entitled “Summary—Litigation Related to the Combination Transactions” and “The Combination Transactions—Litigation Related to the Combination Transactions” are hereby supplemented as follows:

On March 31, 2016, the Starwood defendants filed a response in opposition to Mr. Smukler’s March 16, 2016 motion to vacate the Court’s February 16, 2016 dismissal order and to deny the Starwood defendants’ motion to dismiss Mr. Smukler’s direct claim against the members of Starwood’s Board.  On April 1, 2016, Mr. Smukler withdrew the motion.

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Cautionary Statement Regarding Forward Looking Statements
 This communication includes “forward-looking” statements, as that term is defined in the Private Securities Litigation Reform Act of 1995 or by the Securities and Exchange Commission (“SEC”) in its rules, regulations and releases.  Forward-looking statements are any statements other than statements of historical fact, including statements regarding Starwood’s and Marriott International, Inc.’s (“Marriott”) expectations, beliefs, hopes, intentions or strategies regarding the future.  Among other things, these forward-looking statements may include statements regarding the proposed combination of Starwood and Marriott; our beliefs relating to value creation as a result of a potential combination with Marriott; the expected timetable for completing the transactions; benefits and synergies of the transactions; future opportunities for the combined company; and any other statements regarding Starwood’s and Marriott’s future beliefs, expectations, plans, intentions, financial condition or performance. In some cases, forward-looking statements can be identified by the use of words such as “may,” “will,” “expects,” “should,” “believes,” “plans,” “anticipates,” “estimates,” “predicts,” “potential,” “continue,” or other words of similar meaning.  Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those discussed in, or implied by, the forward-looking statements.  Factors that might cause such a difference include, but are not limited to, general economic conditions, our financial and business prospects, our capital requirements, our financing prospects, our relationships with associates and labor unions, our ability to consummate potential acquisitions or dispositions or the spin-off of our vacation ownership business and its subsequent merger with a wholly owned subsidiary of ILG or realize the anticipated benefits of such transactions, and those disclosed as risks in other reports filed by us with the SEC, including those described in Part I of our most recently filed Annual Report on Form 10-K and subsequent reports on Forms 10-Q and 8-K as well as on Marriott’s most recently filed Annual Report on Form 10-K and subsequent reports on Forms 10-Q and 8-K and those discussed in the joint proxy statement/prospectus included in the registration  statement on Form S-4 (Reg. No. 333-208684) filed by Marriott with the SEC on December 22, 2015 and the amendments thereto. Other risks and uncertainties include the timing and likelihood of completion of the proposed transactions between Starwood and Marriott, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals for the proposed transactions that could reduce anticipated benefits or cause the parties to abandon the transactions; the possibility that Starwood’s stockholders may not approve the proposed transactions; the possibility that Marriott’s stockholders may not approve the proposed transactions; the possibility that the expected synergies and value creation from the proposed transactions will not be realized or will not be realized within the expected time period; the risk that the businesses of Starwood and Marriott will not be integrated successfully; disruption from the proposed transactions making it more difficult to maintain business and operational relationships; the risk that unexpected costs will be incurred; the possibility that the proposed transactions do not close, including due to the failure to satisfy the closing conditions; as well as more specific risks and uncertainties. We caution readers that any such statements are based on currently available operational, financial and competitive information, and they should not place undue reliance on these forward-looking statements, which reflect management’s opinion only as of the date on which they were made.  Except as required by law, we disclaim any obligation to review or update these forward-looking statements to reflect events or circumstances as they occur.

ADDITIONAL INFORMATION AND WHERE TO FIND IT
The proposed transaction involving Marriott and Starwood will be submitted to Starwood’s stockholders and Marriott’s stockholders for their consideration.  In connection with the proposed transaction, Marriott has filed with the SEC on December 22, 2015 a registration statement on Form S-4 (Reg. No. 333-208684) (as amended, the “Registration Statement”) that includes a joint proxy statement/prospectus for Starwood’s stockholders and Marriott’s stockholders. The Registration Statement was declared effective by the SEC on February 17, 2016. Each of Marriott and Starwood mailed the joint proxy statement/prospectus to its respective stockholders beginning on or around February 19, 2016. This communication is not intended to be, and is not, a substitute for such filings or for any other document that Marriott or Starwood may file with the SEC in connection with the proposed transaction.  SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ALL RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION.  The Registration Statement, the joint proxy statement/prospectus, the amendments thereto and other relevant materials and any other documents filed or furnished by Marriott or Starwood with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov.  In addition, security holders are able to obtain a free copy of the Registration Statement, the joint proxy statement/prospectus and the amendments thereto from Marriott by going to its investor relations page on its corporate web site at www.marriott.com or by directing a request to investorrelations@marriott.com, and from Starwood by going to its investor relations page on its corporate web site at www.starwoodhotels.com or by directing a request to ir@starwoodhotels.com.

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NO OFFER OR SOLICITATION
This communication is neither an offer to buy, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.  No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STARWOOD HOTELS & RESORTS WORLDWIDE, INC.

Date: April 1, 2016	By:	/s/ Kristen W. Prohl
Name: Kristen W. Prohl
Title: Vice President, Chief Regulatory Counsel

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